May 1, 2014

Supplement

SUPPLEMENT DATED MAY 1, 2014 TO THE PROSPECTUS OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
THE MID CAP GROWTH PORTFOLIO
CLASS X and CLASS Y
Dated May 1, 2014

Effective at the close of business on May 30, 2014, Morgan Stanley Select Dimensions Investment Series (the "Fund") will suspend offering Class X and Class Y shares of the Mid Cap Growth Portfolio (the "Portfolio") to new investors. The Fund will continue to offer Class X and Class Y shares of the Portfolio to existing shareholders. The Fund may recommence offering Class X and Class Y shares of the Portfolio to new investors in the future. Any such offerings of the Portfolio's Class X and Class Y shares may be limited in amount and may commence and terminate without any prior notice

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.